Exhibit 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David J. Simon, President and Chief Executive Officer of SCHIMATIC Cash Transactions Network.com, Inc., hereby certify that the Form 10-KSB of SCHIMATIC Cash Transactions Network.com, Inc. for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of SCHIMATIC Cash Transactions Network.com, Inc.


/s/ David J. Simon
--------------------------
Name: David J. Simon,
President and Chief
Executive Officer
Date: July 19, 2004